Income Taxes	6 Months Ended
Jun. 30, 2013
Income Taxes [Abstract]
INCOME TAXES
11.           INCOME TAXES

The provision for (benefit from) income taxes for the six months ended June 30, 2013 and 2012 and for the years ended December 31, 2012 and 2011 was as follows:

	Six Months Ended June 30, (unaudited)		Years Ended December 31,
	2013	2012	2012	2011
Federal	$-	$-	$-	$-
State	-	-	48,232	-
Foreign	-	-	106,217	-

Total current	$-	$-	$154,449	$-

Deferred:
Federal	$(269,768)	$-	$(2,530,775)	$-
State	-	-	(270,197)	-

Total deferred	$(269,768)	$-	$(2,800,972)	$-
Total income tax benefit	$(269,768)	$-	$(2,646,523)	$-

The Company's effective tax rate for the six months ended June 30, 2013 and 2012, along with for the years ended December 31, 2012 and 2011, differed from the federal statutory rate as follows:

	Six Months Ended June 30, (unaudited)		Years Ended December 31,
	2013	2012	2012	2011
	%	%	%	%
Federal tax benefit at statutory rate	(34.0)	(34.0)	(34.0)	(34.0)
Permanent differences	21.0	22.1	(6.7)	22.1
State tax benefit, net of Federal benefits	(2.25)	(1.2)	0.8	(1.2)
Other	-	-	0.3	-
Effect of foreign income taxed in rates other than the U. S. Federal statutory rate	-	-	2.8	-
Net changes in valuation allowance	-	13.1	(29.5)	13.1
Foreign tax credits	-	-	(2.8)	-

Tax benefit	(15.25)	-	(69.1)	-

The tax effect of temporary differences and carry forwards that gave rise to significant portions of the deferred tax assets in liabilities is as follows:

	Six Months Ended June 30, (unaudited)		Years Ended December 31,
	2013	2012	2012	2011
Net operating loss carryforwards	$2,198,297	$3,742,000	$2,058,644	$3,421,000
Accruals and reserves	4,260	84,000	301,000	84,000
Credits	106,000	-	106,000	-

Total assets	2,308,557	3,826,000	2,465,644	3,505,000

Depreciation	(15,000)	(33,000)	(15,000)	(33,000)
Section 481 adjustment	(1,107,000)	(1,796,000)	(1,347,000)	(1,796,000)
Intangible assets	(5,082,427)		(3,478,000)
Valuation allowance	-	(1,997,000)	-	(1,676,000)

Total liabilities	(6,204,427)	(3,826,000)	(4,840,000)	(3,505,000)

Net deferred tax liabilities	$(3,895,870)	$-	$(2,374,356)	$-

As of December 31, 2011, based upon available objective evidence, management believed it was more likely than not that the net deferred tax assets would not be realized.  Accordingly, management had established a valuation allowance for all deferred tax assets.  The net valuation allowance decreased by approximately $1,516,000 during the year ended December 31, 2012 as a result of the recognition of offsetting deferred tax liabilities. including the Section 481 adjustment as described below and the acquisition of intangible assets in its business combinations.  As a result of these items, the Company was in a net deferred tax liability position and the remaining deferred tax assets, primarily net operating losses, are expected to be realized when these deferred tax liabilities are recognized.

As of June 30, 2013 and December 31, 2012, the Company had available net operating loss carryforwards of approximately $7,400,000 and $5,600,000, respectively, available to reduce future taxable income, if any, for federal and Florida income tax purposes, respectively.  The federal and state net operating loss carryforwards begin to expire in 2025.   As of June 30, 2013 and December 31, 2012, the Company had federal taxes credit carryforwards of $106,000 available to offset future federal  taxes payable. These federal credits begin to expire in 2022.

Utilization of the net operating loss and credit carryforwards is subject to an annual limitation due to the ownership percentage change limitations provided by Section 382 of the Internal Revenue Code of 1986 and similar state provisions.  The annual limitation may result in the expiration of the net operating loss carryforwards before utilization. The Company has adjusted it deferred tax asset to record the expected impact of the limitations.

During 2012, the Company acquired ownership of three entities that had historically used the cash method of accounting for tax purposes. Section 446 of the Internal Revenue Code of 1986, as amended, requires that the Company prepare its tax returns using the accrual method of accounting. As a result of this change from cash to accrual accounting for income tax purposes, the Company recorded $4.5 million, or $1.3 million tax affected, as a deferred tax liability through purchase accounting (which will be recognized into income over the period 2012 through 2015). A change in method of accounting requires an adjustment under IRC section 481(a). IRC section 481(a) requires those adjustments necessary to prevent amounts from being duplicated or omitted to be taken into account when the taxpayer’s taxable income is computed under a method of accounting different from the method used to compute taxable income for the preceding taxable year. When there is a change in method of accounting to which IRC section 481(a) is applied, income for the taxable year preceding the year of change must be determined under the method of accounting that was then employed, and income for the year of change and the following taxable years must be determined under the new method of accounting as if the new method had always been used. The adjustment represents the cumulative difference between the present and proposed methods. As this was a voluntary method change, the rules allow a four year recognition period for an unfavorable Section 481 adjustment (i.e. additional taxable income).

During 2012, the Company also acquired 100% of a Puerto Rican limited liability company, thereby subjecting the Company to Puerto Rican income taxes on any Puerto Rico-sourced taxable income.  Such taxes paid are considered foreign taxes that may be credited against federal income taxes payable in future years.

The Company applies the standard relating to accounting (ASC740-10) for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  The Company is required to recognize in the financial statements the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  There were no significant unrecognized tax benefits recorded as of June 30, 2013 and December 31, 2012, and there was no change to the unrecognized tax benefits during the six months ended June 30, 2013 and the years ended December 31, 2012 and 2011.

The Company does not have any tax positions for which it is reasonably possible the total amount of gross unrecognized tax benefits will increase or decrease through December 31, 2013.  The unrecognized tax benefits may increase or change during the next year for items that arise in the ordinary course of business.

The Company’s continuing practice is to recognize interest and/or penalties related to income tax matters as a component of income tax expense.  As of June 30, 2013, December 31, 2012 and 2011, there was no accrued interest and penalties related to uncertain tax positions.

The Company is subject to U.S. federal income taxes and to income taxes in various states in the United States. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply.  The tax return years 2009 through 2012 remain open to examination by the major domestic taxing jurisdictions to which the Company is subject.  In addition, all of the net operating loss credit carryforwards that may be used in future years are still subject to adjustment.  The Company is not currently under examination by any tax jurisdiction.